Rate Matters	12 Months Ended
Dec. 31, 2019
Rate Matters	RATE MATTERS

The disclosures in this note apply to all Registrants unless indicated otherwise.

The Registrants are involved in rate and regulatory proceedings at the FERC and their state commissions.  Rate matters can have a material impact on net income, cash flows and possibly financial condition.  The Registrants’ recent significant rate orders and pending rate filings are addressed in this note.

Impact of Tax Reform

Rate and regulatory matters are impacted by federal income tax implications. In December 2017, Tax Reform was enacted, which impacts outstanding rate and regulatory matters. For additional details on the impact of Tax Reform, see Note 12 - Income Taxes.

AEP Texas Rate Matters (Applies to AEP and AEP Texas)

2019 Texas Base Rate Case

In May 2019, AEP Texas filed a request with the PUCT for a $56 million annual increase in rates based upon a proposed 10.5% return on common equity. The filing includes a proposed Income Tax Refund Rider that will refund $21 million annually of Excess ADIT that is primarily not subject to normalization requirements. The rate case also seeks a prudence determination on all transmission and distribution capital additions through 2018 included in interim rates from 2008 to December 2019. As of December 31, 2019, AEP Texas’ cumulative revenues from transmission and distribution interim rate increases are estimated to be approximately $1.4 billion and are subject to reconciliation in this base rate case.

In November 2019, ALJs issued a Proposal for Decision recommending a $60 million annual rate reduction based upon a 9.4% return on common equity. The ALJs also recommended disallowances that could potentially result in write-offs of $84 million related to capital incentives and $5 million related to other plant additions. Additionally, the ALJs recommended that AEP Texas should be required to file an application for a separate proceeding to determine if any refunds are required associated with any disallowances on distribution or transmission capital investments.

In February 2020, AEP Texas, the PUCT staff and various intervenors filed a stipulation and settlement agreement with the PUCT. The agreement includes a proposed annual base rate reduction of $40 million based upon a 9.4% return on common equity with a capital structure of 57.5% debt and 42.5% common equity. The agreement provides recovery of $26 million in capitalized vegetation management expenses that were incurred through 2018. The agreement includes disallowances of $23 million related to capital investments recorded through 2018 and $4 million related to rate case expenses. In addition, AEP Texas will refund: (a) $77 million of Excess ADIT and excess federal income taxes collected as a result of Tax Reform to distribution customers over a one year period, (b) $31 million of Excess ADIT and excess federal income taxes collected as a result of Tax Reform to transmission customers as a one-time credit and (c) $30 million of previously collected rates that were subject to reconciliation in this proceeding over a one year period with no carrying costs. Per the agreement, AEP Texas is required to file its next base rate case within four years of the date of the final order. The agreement also: (a) states future financially based capital incentives will not be included in interim transmission and distribution rates, (b) contains various ring-fencing provisions and (c) will allow the PUCT to decide whether to adopt a dividend restriction ring-fencing provision.

As a result of the stipulation and settlement agreement, AEP Texas (a) recorded an impairment of $33 million in December 2019 related to capital investments, which included $10 million of current year investments, in Asset Impairments and Other Related Charges on the statements of income, (b) recorded a $30 million provision for refund on the statements of income for revenues previously collected through rates and (c) wrote-off $4 million of rate case expenses to Other Operation on the statements of income. The PUCT is expected to issue an order in the first quarter of 2020. Upon approval of the 2019 Texas Base Rate Case, AEP Texas will refund $275 million of Excess ADIT associated with certain depreciable property using ARAM to transmission customers. AEP Texas will determine how to refund the remaining Excess ADIT that is not subject to normalization requirements in future proceedings. If the final order from the PUCT requires refunds or authorizes disallowances in excess of the amounts included within the February 2020 stipulation and settlement agreement, it could reduce future net income and cash flows and impact financial condition.

Texas Storm Cost Securitization

In August 2017, Hurricane Harvey hit the coast of Texas, causing power outages in the AEP Texas service territory. In March 2019, AEP Texas filed a request to securitize total estimated distribution-related system restoration costs with the PUCT, which included estimated carrying costs. In June 2019, the PUCT approved the financing order. As part of the financing order, AEP Texas agreed to offset $64 million of Excess ADIT that is not subject to normalization requirements against the total distribution-related system restoration costs. In September 2019, AEP Texas issued $235 million of securitization bonds. The securitization bonds included carrying costs of $33 million, which includes $21 million of debt carrying costs recorded as a reduction to Interest Expense in 2019.

The stipulation and settlement agreement discussed in the 2019 Texas Base Rate Case above does not require any adjustments to the remaining $95 million of estimated net transmission-related system restoration costs and these costs will be recovered in base rates if the agreement is approved by the PUCT. If these costs are not recovered, it could have an adverse effect on future net income, cash flows and financial condition.

APCo and WPCo Rate Matters (Applies to AEP and APCo)

Virginia Legislation Affecting Earnings Reviews

Under a 2015 amended Virginia law, APCo’s existing generation and distribution base rates were frozen until after the Virginia SCC ruled on APCo’s next biennial review. The 2015 amendments also precluded the Virginia SCC from performing biennial reviews of APCo’s earnings for the years 2014 through 2017.

Further amendments to Virginia law impacting investor-owned utilities were enacted, effective July 1, 2018, that require APCo to file its next generation and distribution base rate case by March 31, 2020 using 2017, 2018 and 2019 earnings test years (triennial review). Triennial reviews are subject to an earnings test which provides that 70% of any earnings in excess of 70 basis points above APCo’s Virginia SCC authorized ROE would be refunded to customers. In such case, the Virginia SCC could also lower APCo’s Virginia retail base rates on a prospective basis. In November 2018, the Virginia SCC authorized a ROE of 9.42% applicable to APCo base rate earnings for the 2017-2019 triennial period.

Virginia law provides that costs associated with asset impairments of retired coal generation assets, or automated meters, or both, which a utility records as an expense, shall be attributed to the test periods under review in a triennial review proceeding, and be deemed recovered.  In 2015, APCo retired the Sporn Plant, the Kanawha River Plant, the Glen Lyn Plant, Clinch River Unit 3 and the coal portions of Clinch River Units 1 and 2 (collectively, the retired coal-fired generation assets). The net book value of these plants at the retirement date was $93 million before cost of removal, including materials and supplies inventory. Based on management’s interpretation of Virginia law and more certainty regarding APCo’s triennial revenues, expenses and resulting earnings upon reaching the end of the three-year review period, APCo recorded a pretax expense of $93 million related to its previously retired coal-fired generation assets in December 2019.  This expense is included in Asset Impairments and Other Related Charges on the statements of income.  As a result, management deems these costs to be substantially recovered by APCo during the triennial review period.

APCo is currently in the process of retiring and replacing its Virginia jurisdictional Automated Meter Reading (AMR) meters with Advanced Metering Infrastructure (AMI) meters. As of December 31, 2019, APCo has approximately $51 million of Virginia jurisdictional AMR meters recorded in Total Property, Plant and Equipment - Net on its balance sheets. APCo intends to pursue full recovery of these assets through future depreciation rates.

Inclusive of the $93 million expense associated with APCo’s Virginia jurisdictional retired coal-fired plants, APCo estimates its Virginia earnings for the triennial period to be below the authorized ROE range. If any APCo Virginia jurisdictional costs are not recoverable or refunds of revenues collected from customers during the triennial review period, it could reduce future net income and cash flows and impact financial condition.

Virginia Staff Depreciation Study Request

In November 2018, Virginia staff recommended that APCo implement new Virginia jurisdictional depreciation rates effective January 1, 2018 based on APCo’s depreciation study that was prepared at Virginia staff’s request using December 31, 2017 APCo property balances. Implementation of those depreciation rates would result in a $21 million pretax increase in annual depreciation expense ($6 million related to transmission) with no corresponding increase in retail base rates. In December 2018, APCo submitted a response to the Virginia staff stating that it was inappropriate for APCo to change Virginia depreciation rates in advance of the Virginia SCC’s Triennial Review of APCo’s earnings, citing the Virginia SCC’s November 2014 order to not change APCo’s Virginia depreciation rates until APCo’s next base rate case/review. If the Virginia SCC were to issue an order approving the Virginia staff’s recommended retroactive change in APCo’s Virginia depreciation rates, it would reduce future net income and cash flows and impact financial condition.

Virginia Tax Reform

In March 2019, the Virginia SCC issued an order to reduce APCo’s base rates to refund: (a) $40 million annually for ongoing annual tax savings, (b) $9 million annually of Excess ADIT associated with certain depreciable property using ARAM, (c) $94 million of Excess ADIT that is not subject to normalization requirements over three years and (d) a one-time credit of $22 million for estimated excess taxes collected from customers as a result of Tax Reform during the 15-month period ending March 31, 2019.

2018 West Virginia Base Rate Case

In May 2018, APCo and WPCo filed a joint request with the WVPSC to increase their combined West Virginia base rates by $115 million ($98 million related to APCo) annually based on a 10.22% return on common equity. The proposed annual increase included $32 million ($28 million related to APCo) due to increased annual depreciation expense and reflected the impact of the reduction in the federal income tax rate due to Tax Reform. In October 2018, APCo and WPCo filed updated schedules supporting a $95 million ($80 million related to APCo) annual increase in West Virginia base rates primarily due to the impact of West Virginia Tax Reform.

In February 2019, the WVPSC issued an order approving a stipulation and settlement agreement between APCo, WPCo, WVPSC staff and certain intervenors. The agreement included an annual base rate increase of $44 million ($36 million related to APCo) based upon a 9.75% return on common equity effective March 2019. The agreement also included: (a) $18 million ($14 million related to APCo) of increased annual depreciation expense, (b) a $24 million refund ($19 million related to APCo) over two years, through a rider beginning March 2019, of Excess ADIT that is not subject to normalization requirements, (c) the utilization of $14 million ($12 million related to APCo) of Excess ADIT that is not subject to normalization requirements to offset regulatory asset balances relating to ENEC, (d) an agreement to seek WVPSC approval of economic incentive programs to provide funds to aid in industrial and commercial development and (e) an agreement, barring any unforeseen events, to not initiate another base rate proceeding prior to April 1, 2020.
ETT Rate Matters (Applies to AEP)

ETT Interim Transmission Rates

AEP has a 50% equity ownership interest in ETT. Predominantly all of ETT’s revenues are based on semi-annual interim rate changes which are subject to review and possible true-up in the next base rate proceeding. Through December 31, 2019, AEP’s share of ETT’s cumulative revenues that are subject to review is estimated to be $1 billion. A base rate review could produce a refund if ETT incurs a disallowance of the transmission investment on which an interim increase was based. A revenue decrease, including a refund of interim transmission rates, could reduce future net income and cash flows and impact financial condition. Management is unable to determine a range of potential losses, if any, that are reasonably possible of occurring.

In 2018, the PUCT adopted a rule requiring investor-owned utilities operating solely inside ERCOT to make periodic filings for base rate proceedings. The rule requires ETT to file for a comprehensive base rate review no later than February 1, 2021.

I&M Rate Matters (Applies to AEP and I&M)

Michigan Tax Reform

In October 2018, I&M made a filing with the MPSC recommending to: (a) refund Excess ADIT associated with certain depreciable property using ARAM and (b) refund Excess ADIT that is not subject to normalization requirements over ten years. In November 2019, the MPSC issued an order authorizing I&M to: (a) refund $48 million of Excess ADIT associated with certain depreciable property using ARAM and (b) refund $28 million of Excess ADIT that is not subject to normalization requirements over ten years. In January 2020, the MPSC issued an order in the 2019 Michigan Base Rate Case that changed the refund period from ten years to five years. See “2019 Michigan Base Rate Case” below.

2019 Indiana Base Rate Case

In May 2019, I&M filed a request with the IURC for a $172 million annual increase. The requested increase in Indiana rates would be phased in through January 2021 and is based upon a proposed 10.5% return on common equity.  The proposed annual increase includes $78 million related to a proposed annual increase in depreciation expense. The requested annual increase in depreciation expense includes $52 million related to proposed investments and $26 million related to increased depreciation rates. The request includes the continuation of all existing riders and a new Automated Metering Infrastructure (AMI) rider for proposed meter projects.

In August 2019, various intervenors filed testimony that recommended annual rate increases ranging from $2 million to $33 million based upon a return on common equity ranging from 9% to 9.73%. The difference between I&M’s requested annual base rate increase and the intervenor’s recommendations are primarily due to: (a) proposed denial of return on and of certain new plant investments, (b) proposed lower depreciation rates, (c) a reduction in the requested return on common equity and (d) exclusion of I&M’s proposed re-allocation of capacity costs related to I&M’s June 2020 loss of a significant FERC wholesale contract. In addition, certain intervenors recommended disallowances that could potentially result in write-offs of $41 million related to the remaining book value of existing Indiana jurisdictional meters if I&M is approved to deploy AMI meters as initially requested and $11 million associated with certain Cook Plant study costs.

In September 2019, I&M filed testimony rebutting the various intervenors’ recommendations. In October 2019, a hearing at the IURC was held. The IURC is expected to issue an order on this case in the first quarter of 2020. If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

2019 Michigan Base Rate Case

In June 2019, I&M filed a request with the MPSC for a $58 million annual increase. The requested increase in Michigan rates would be phased in through June 2020 and is based upon a proposed 10.5% return on common equity.  The proposed annual increase includes $19 million related to a proposed annual increase in depreciation expense. The requested annual increase in depreciation expense includes $13 million related to proposed investments and $6 million related to increased depreciation rates. The proposed annual increase also includes $10 million for annual lost revenue related to the Michigan Electric Customer Choice Program that began in 2019.

In January 2020, the MPSC issued an order approving a stipulation and settlement agreement authorizing an annual base rate increase of $36 million based upon a 9.86% return on common equity effective with the first billing cycle of February 2020. The order also requires I&M to amortize and refund to customers through I&M Michigan base rates: (a) Excess ADIT that is not subject to normalization (over a period of five years starting February 2020) and (b) Excess ADIT associated with certain depreciable property using ARAM. Additionally, the order states that I&M will not be allowed to file its next base rate case before 2022.

OPCo Rate Matters (Applies to AEP and OPCo)

Ohio ESP Filings

In 2016, OPCo filed a proposal to extend the ESP through May 2024. In April 2018, the PUCO issued an order approving the ESP extension stipulation agreement, with no significant changes. In October 2018, an intervenor filed an appeal with the Ohio Supreme Court challenging various approved riders. In January 2020, the Ohio Supreme Court affirmed the PUCO order, rejecting the filed appeal.

OPCo’s Enhanced Service Reliability Rider (ESRR) authorized under the ESP is subject to annual audits.  In May 2018, the PUCO staff filed comments indicating that 2016 spending under the ESRR was subject to authorized limits and that OPCo overspent those limits.  In March 2019, the PUCO staff filed additional comments that OPCo overspent the authorized limit in 2017. Management believes that both 2016 and 2017 ESRR spending is not subject to an authorized limit and that a spending limit was not established until 2018, as part of the ESP extension. A hearing was held in May 2019 to address the 2016 audit. In December 2019, the PUCO issued an order finding that OPCo’s 2016 ESRR spending was not subject to an authorized limit. If it is determined OPCo did have an authorized spending limit under the ESRR in 2017, and refunds are ordered, it would reduce future net income and cash flows and impact financial condition.

2016 SEET Filing

Ohio law provides for the return of significantly excessive earnings to ratepayers upon PUCO review. Significantly excessive earnings are measured by whether the earned return on common equity of the electric utility is significantly in excess of the return on common equity that was earned during the same period by publicly traded companies, including utilities, that face comparable business and financial risk.

In 2016, OPCo recorded a 2016 SEET provision of $58 million based upon projected earnings data for companies in the comparable utilities risk group. In determining OPCo’s return on equity in relation to the comparable utilities risk group, management excluded the following items resolved in OPCo’s Global Settlement that was filed at the PUCO in December 2016 and subsequently approved in February 2017: (a) gain on the deferral of Retail Stability Rider costs, (b) refunds to customers related to the SEET remands and (c) refunds to customers related to fuel adjustment clause proceedings.

In February 2019, the PUCO issued an order that OPCo did not have significantly excessive earnings in 2016. As a result of the order, OPCo reversed the $58 million provision in the first quarter of 2019.

PSO Rate Matters (Applies to AEP and PSO)

2018 Oklahoma Base Rate Case

In 2018, PSO filed a request with the OCC for an $88 million annual increase in Oklahoma retail rates based upon a 10.3% return on common equity. PSO also proposed to implement a performance-based rate plan that combines a formula rate with a set of customer-focused performance incentive measures related to reliability, public safety, customer satisfaction and economic development. The proposed annual increase included $13 million related to increased annual depreciation rates and $7 million related to increased storm expense amortization. The requested increase in annual depreciation rates included the recovery of Oklaunion Power Station through 2028 (currently being recovered in rates through 2046).  Management has announced plans to retire Oklaunion Power Station by October 2020.

In March 2019, the OCC issued an order approving a stipulation and settlement agreement for a $46 million annual increase, based on a 9.4% return on equity effective with the first billing cycle of April 2019. The order also included agreements between the parties that: (a) depreciation rates will remain unchanged, (b) PSO will file a new base rate request no earlier than October 2020 and no later than October 2021 and (c) PSO will refund Excess ADIT that is not subject to normalization requirements over five years instead of the ten years ordered in the Oklahoma Tax Reform case. The order did not approve the performance-based rate plan but instead provided for an expansion of the SPP Transmission Tariff that tracks previously untracked SPP costs and a new Distribution Reliability and Safety Rider that provides additional revenues capped at $5 million per year for distribution projects related to safety and reliability that are not normal distribution replacements.

SWEPCo Rate Matters (Applies to AEP and SWEPCo)

2012 Texas Base Rate Case

In 2012, SWEPCo filed a request with the PUCT to increase annual base rates primarily due to the completion of the Turk Plant. In 2013, the PUCT issued an order affirming the prudence of the Turk Plant but determined that the Turk Plant’s Texas jurisdictional capital cost cap established in a previous Certificate of Convenience and Necessity case also limited SWEPCo’s recovery of AFUDC in addition to limits on its recovery of cash construction costs.

Upon rehearing in 2014, the PUCT reversed its initial ruling and determined that AFUDC was excluded from the Turk Plant’s Texas jurisdictional capital cost cap. As a result, SWEPCo reversed $114 million of a previously recorded regulatory disallowance in 2013. The resulting annual base rate increase was approximately $52 million. In 2017, the Texas District Court upheld the PUCT’s 2014 order and intervenors filed appeals with the Texas Third Court of Appeals.

In July 2018, the Texas Third Court of Appeals reversed the PUCT’s judgment affirming the prudence of the Turk Plant and remanded the issue back to the PUCT. In January 2019, SWEPCo and the PUCT filed petitions for review with the Texas Supreme Court. In May 2019, various intervenors filed replies to the petition. In July 2019, SWEPCo filed its response to these replies. In the fourth quarter of 2019 and first quarter of 2020, SWEPCo and various intervenors filed briefs with the Texas Supreme Court.

As of December 31, 2019, the net book value of Turk Plant was $1.5 billion, before cost of removal, including materials and supplies inventory and CWIP. If certain parts of the PUCT order are overturned and if SWEPCo cannot ultimately fully recover its approximate 33% Texas jurisdictional share of the Turk Plant investment, including AFUDC, it could reduce future net income and cash flows and impact financial condition.

2016 Texas Base Rate Case

In 2016, SWEPCo filed a request with the PUCT for a net increase in Texas annual revenues of $69 million based upon a 10% return on common equity. In January 2018, the PUCT issued a final order approving a net increase in Texas annual revenues of $50 million based upon a return on common equity of 9.6%, effective May 2017. The final order also included: (a) approval to recover the Texas jurisdictional share of environmental investments placed in- service, as of June 30, 2016, at various plants, including Welsh Plant, Units 1 and 3, (b) approval of recovery of, but no return on, the Texas jurisdictional share of the net book value of Welsh Plant, Unit 2, (c) approval of $2 million in additional vegetation management expenses and (d) the rejection of SWEPCo’s proposed transmission cost recovery mechanism.

As a result of the final order, in 2017 SWEPCo: (a) recorded an impairment charge of $19 million, which included $7 million associated with the lack of return on Welsh Plant, Unit 2 and $12 million related to other disallowed plant investments, (b) recognized $32 million of additional revenues, for the period of May 2017 through December 2017, that was surcharged to customers in 2018 and (c) recognized an additional $7 million of expenses consisting primarily of depreciation expense and vegetation management expense, offset by the deferral of rate case expense. SWEPCo implemented new rates in February 2018 billings. The $32 million of additional 2017 revenues was collected during 2018. In March 2018, the PUCT clarified and corrected portions of the final order, without changing the overall decision or amounts of the rate change. The order has been appealed by various intervenors. If certain parts of the PUCT order are overturned, it could reduce future net income and cash flows and impact financial condition.

2018 Louisiana Formula Rate Filing

In April 2018, SWEPCo filed its formula rate plan for test year 2017 with the LPSC.  The filing included a net $28 million annual increase, which was effective August 2018 and included SWEPCo’s Louisiana jurisdictional share of Welsh Plant and Flint Creek Plant environmental controls. The filing also included a reduction in the federal income tax rate due to Tax Reform but did not address the return of Excess ADIT benefits to customers.

In July 2018, SWEPCo made a supplemental filing to its formula rate plan with the LPSC to reduce the requested annual increase to $18 million. The difference between SWEPCo’s requested $28 million annual increase and the $18 million annual increase in the supplemental filing is primarily the result of the return of Excess ADIT benefits to customers.

In October 2018, the LPSC staff issued a recommendation that SWEPCo refund $11 million of excess federal income taxes collected, as a result of Tax Reform, from January 1, 2018 through July 31, 2018. In June 2019, the LPSC staff issued its report which reaffirmed its $11 million refund recommendation. The report also contends that SWEPCo’s requested annual rate increase of $18 million, which was implemented in August 2018, is overstated by $4 million and proposes an annual rate increase of $14 million. Additionally, the report recommends SWEPCo refund the excess over-collections associated with the $4 million difference for the period of August 2018 through the implementation of new rates. In July 2019, the LPSC approved the $11 million refund. A decision by the LPSC on the remaining formula rate plan issues is expected in the first half of 2020.

If any of these costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

Welsh Plant - Environmental Impact

Management currently estimates that the investment necessary to meet environmental regulations for Welsh Plant, Units 1 and 3 could total approximately $520 million, excluding AFUDC. As of December 31, 2019, SWEPCo had incurred costs of $399 million, including AFUDC, related to these projects.  SWEPCo has received approval to recover $340 million of its in-service investments related to environmental controls installed at Welsh Plant through base rates in its Arkansas, Louisiana and Texas jurisdictions.  SWEPCo also recovers a portion of its investments related to environmental controls installed at Welsh Plant through wholesale formula rates.  See “2016 Texas Base Rate Case,” “2018 Louisiana Formula Rate Filing” and “2019 Arkansas Base Rate Case” disclosures for additional information.  SWEPCo will seek recovery of future costs that have not yet been approved through base rate cases.  If any of the remaining costs are not recoverable, it could reduce future net income and cash flows and impact financial condition.

2019 Arkansas Base Rate Case

In February 2019, SWEPCo filed a request with the APSC for a $75 million increase in Arkansas base rates based upon a proposed 10.5% return on common equity. The filing requested rate base treatment for the Stall Plant and environmental retrofits that were being recovered through riders. Eliminating these riders would result in a net annual requested base rate increase of $58 million. The proposed net annual increase included $12 million related to vegetation management to improve the reliability of its Arkansas distribution system. The filing also provided notice of SWEPCo’s proposal to have its rates regulated under the formula rate review mechanism authorized by Arkansas law, including a Formula Rate Review Rider. In October 2019, SWEPCo reduced its requested base rate increase from $75 million to $67 million.

In December 2019, the APSC issued an order approving a stipulation and settlement agreement authorizing an annual base rate increase of $53 million ($24 million net of amounts currently recovered through riders) based upon a 9.45% return on common equity. The order modified the stipulation and settlement agreement and included a disallowance of $4 million for previously recorded capital incentives. The base rate increase includes $6 million for increased annual depreciation expense and became effective with the first billing cycle in January 2020.  The order provides recovery for: (a) the Stall Plant, (b) environmental retrofit projects and (c) the remaining net book value, with a debt return for investors, of Welsh Unit 2. The order also states that SWEPCo’s rates will be regulated under the formula rate mechanism authorized by Arkansas law, which includes a Formula Rate Review Rider. Additionally, SWEPCo agreed to make the necessary filings with the APSC, at least 12 months in advance, to seek regulatory approval to retire the Dolet Hills Power Station no later than December 31, 2026.

FERC Rate Matters

FERC Transmission Complaint - AEP’s PJM Participants (Applies to AEP, AEPTCo, APCo, I&M and OPCo)

In 2016, seven parties filed a complaint at the FERC that alleged the base return on common equity used by AEP’s transmission owning subsidiaries within PJM in calculating formula transmission rates under the PJM OATT is excessive and should be reduced from 10.99% to 8.32%, effective upon the date of the complaint.  In March 2018, AEP’s transmission owning subsidiaries within PJM and six of the complainants filed a settlement agreement with the FERC (the seventh complainant abstained).  The settlement agreement: (a) established a base ROE for AEP’s transmission owning subsidiaries within PJM of 9.85% (10.35% inclusive of the RTO incentive adder of 0.5%), effective January 1, 2018, (b) required AEP’s transmission owning subsidiaries within PJM to provide a one-time refund of $50 million, attributable from the date of the complaint through December 31, 2017, which was credited to customer bills in the second quarter of 2018 and (c) increased the cap on the equity portion of the capital structure to 55% from 50%.  As part of the settlement agreement, AEP’s transmission owning subsidiaries within PJM also filed updated transmission formula rates incorporating the reduction in the corporate federal income tax rate due to Tax Reform, effective January 1, 2018 and providing for the amortization of the portion of the Excess ADIT that is not subject to normalization requirements over a ten-year period through credits to the federal income tax expense component of the revenue requirement. In May 2019, the FERC approved the settlement agreement.

FERC Transmission Complaint - AEP’s SPP Participants (Applies to AEP, AEPTCo, PSO and SWEPCo)

In 2017, several parties filed a complaint at the FERC that states the base return on common equity used by AEP’s transmission owning subsidiaries within SPP in calculating formula transmission rates under the SPP OATT is excessive and should be reduced from 10.7% to 8.36%, effective upon the date of the complaint through September 5, 2018. In September 2018, the same parties filed another complaint at the FERC that states the base return on common equity used by AEP’s transmission owning subsidiaries within SPP in calculating formula transmission rates under the SPP OATT is excessive and should be reduced from 10.7% to 8.71%, effective upon the date of the second complaint. In June 2019, the FERC approved an unopposed settlement agreement between AEP’s transmission owning subsidiaries within SPP and the complainants. The settlement agreement established a base ROE of 10% (10.50% inclusive of the RTO incentive adder of 0.5%) effective January 1, 2019. Additionally, refunds including carrying charges were made from the date of the first complaint through December 31, 2018. Refunds for the period prior to 2019 were made at the time of the 2019 true-up of 2018 rates. Refunds from January 2019 onward will conclude with the 2020 true-up of 2019 rates.

Modifications to AEP’s SPP Transmission Rates (Applies to AEP, AEPTCo, PSO and SWEPCo)

In 2017, AEP’s transmission owning subsidiaries within SPP filed an application at the FERC to modify the SPP OATT formula transmission rate calculation, including an adjustment to recover a tax-related regulatory asset and a shift from historical to projected expenses.  The modified SPP OATT formula rates are based on projected calendar year financial activity and projected plant balances. The FERC accepted the proposed modifications effective January 1, 2018, subject to refund. In February 2019, AEP’s transmission owning subsidiaries within SPP filed an uncontested settlement agreement with the FERC resolving all outstanding issues. In June 2019, the FERC approved the settlement agreement.